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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) October 12, 2000

                         ------------------------------

                          VERITAS SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                  000-26247             77-0507675
----------------------------        ------------       ------------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)             File Number)       Identification No.)


                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------

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Item 5: Other Events

     On October 12, 2000, VERITAS Software Corporation announced financial results for its third quarter ended September 30, 2000. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7: Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release dated October 12, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 2000

                             VERITAS SOFTWARE CORPORATION



                             By: /s/ Jay A. Jones
                                 ------------------------------------------
                                 Jay A. Jones
                                 Senior Vice President,
                                 Chief Administrative Officer & Secretary


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                                  EXHIBIT INDEX

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
99.1    Press release of the registrant dated October 12, 2000.



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